UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 31, 2004
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                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
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               (Exact name of registrant as specified in charter)

           Colorado                     0-11485                   84-1072256
           --------                     -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
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                    (Address of principal executive offices)

                                 (303) 863-8808
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               Registrant's telephone number, including area code:



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Effective December 31, 2004, James Godkin resigned as Accelr8 Technology Corporation's (the "Corporation") principal accounting officer and the Corporation appointed Joan D. Montgomery the Controller and principal accounting officer.

     Ms. Montgomery, age 58, has been an auditor for Coopers & Lybrand and BDO Seidman where she was responsible for auditing the financial statements of private and public corporations. From January 2004 to July 2004, Ms. Montgomery was an auditor for LR Compton, LLC, a public accounting firm. Prior to working for LR Compton, LLC, Ms. Montgomery was a self-employed small business owner. Mr. Montgomery has also been a controller for private and public corporations. Ms. Montgomery holds a Bachelor of Science degree from the University of Nebraska.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  January 6, 2004                 ACCELR8 TECHNOLOGY CORPORATION

                                       By: /s/ Thomas V. Geimer
                                       -----------------------------------------
                                       Thomas V. Geimer, Chief Executive Officer